Exhibit 10.1

Form of Warrant Amendment

[Dealer]1
[                    ]
[                    ]
[                    ]

June 19, 2015

To:	To: Kaiser Aluminum Corporation
27422 Portola Parkway, Suite 200
Foothill Ranch, CA 92610-2831
Attention:     Chief Financial Officer
Telephone No.:     (949) 614-1740
Facsimile No.:    (949) 614-1930

Re:     Amendment to Warrants Transactions

This letter agreement (this “Amendment”) amends the terms and conditions of the transactions (the “Transaction”) evidenced by (i) the letter agreement re: Base Warrants between [______] (“Dealer”) and Kaiser Aluminum Corporation (“Company”) dated as of March 23, 2010, and (ii) the letter agreement re: Additional Warrants between Dealer and Company dated as of March 26, 2010 (each as amended or modified prior to the date hereof, the “Confirmations”).
1.    Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmations.

2.    Representations and Warranties. Each party represents to the other party that:

(a)     it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation;

(b)     it has the power to execute and deliver, and perform its obligations under, this Amendment, and has taken all necessary action to authorize such execution, delivery and performance;

(c)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)    all governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)    its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

_________________________

1 On June 19, 2015, Kaiser Aluminum Corporation entered into an agreement in substantially the form hereof with each of Bank of America, N.A. (“BofA”), JPMorgan Chase Bank, National Association (“JPM”) and Wells Fargo Bank, National Association (“Wells”).

3.    Amendment. Notwithstanding anything to the contrary in the Confirmations or the Equity Definitions:

(a)    any deliveries of Shares in respect of Expiration Dates and related Settlement Dates expected to occur as set forth in the Confirmations shall instead be aggregated and occur as set forth below:

Expiration Date	Settlement Date
1-Jul-15	6-Jul-15
2-Jul-15	6-Jul-15
6-Jul-15	13-Jul-15
7-Jul-15	13-Jul-15
8-Jul-15	13-Jul-15
9-Jul-15	13-Jul-15
10-Jul-15	13-Jul-15
13-Jul-15	20-Jul-15
14-Jul-15	20-Jul-15
15-Jul-15	20-Jul-15
16-Jul-15	20-Jul-15
17-Jul-15	20-Jul-15
20-Jul-15	27-Jul-15
21-Jul-15	27-Jul-15
22-Jul-15	27-Jul-15
23-Jul-15	27-Jul-15
24-Jul-15	27-Jul-15
27-Jul-15	3-Aug-15
28-Jul-15	3-Aug-15
29-Jul-15	3-Aug-15
30-Jul-15	3-Aug-15
31-Jul-15	3-Aug-15
3-Aug-15	10-Aug-15
4-Aug-15	10-Aug-15
5-Aug-15	10-Aug-15
6-Aug-15	10-Aug-15
7-Aug-15	10-Aug-15
10-Aug-15	17-Aug-15
11-Aug-15	17-Aug-15
12-Aug-15	17-Aug-15
13-Aug-15	17-Aug-15
14-Aug-15	17-Aug-15
17-Aug-15	24-Aug-15
18-Aug-15	24-Aug-15
19-Aug-15	24-Aug-15
20-Aug-15	24-Aug-15
21-Aug-15	24-Aug-15
24-Aug-15	31-Aug-15
25-Aug-15	31-Aug-15
26-Aug-15	31-Aug-15
27-Aug-15	31-Aug-15
28-Aug-15	31-Aug-15

Expiration Date	Settlement Date
31-Aug-15	8-Sep-15
1-Sep-15	8-Sep-15
2-Sep-15	8-Sep-15
3-Sep-15	8-Sep-15
4-Sep-15	8-Sep-15
8-Sep-15	14-Sep-15
9-Sep-15	14-Sep-15
10-Sep-15	14-Sep-15
11-Sep-15	14-Sep-15
14-Sep-15	21-Sep-15
15-Sep-15	21-Sep-15
16-Sep-15	21-Sep-15
17-Sep-15	21-Sep-15
18-Sep-15	21-Sep-15
21-Sep-15	28-Sep-15
22-Sep-15	28-Sep-15
23-Sep-15	28-Sep-15
24-Sep-15	28-Sep-15
25-Sep-15	28-Sep-15
28-Sep-15	5-Oct-15
29-Sep-15	5-Oct-15
30-Sep-15	5-Oct-15
1-Oct-15	5-Oct-15
2-Oct-15	5-Oct-15
5-Oct-15	13-Oct-15
6-Oct-15	13-Oct-15
7-Oct-15	13-Oct-15
8-Oct-15	13-Oct-15
9-Oct-15	13-Oct-15
12-Oct-15	19-Oct-15
13-Oct-15	19-Oct-15
14-Oct-15	19-Oct-15
15-Oct-15	19-Oct-15
16-Oct-15	19-Oct-15
19-Oct-15	26-Oct-15
20-Oct-15	26-Oct-15
21-Oct-15	26-Oct-15
22-Oct-15	26-Oct-15
23-Oct-15	26-Oct-15
26-Oct-15	2-Nov-15
27-Oct-15	2-Nov-15
28-Oct-15	2-Nov-15
29-Oct-15	2-Nov-15
30-Oct-15	2-Nov-15
2-Nov-15	9-Nov-15
3-Nov-15	9-Nov-15
4-Nov-15	9-Nov-15
5-Nov-15	9-Nov-15
6-Nov-15	9-Nov-15

Expiration Date	Settlement Date
9-Nov-15	16-Nov-15
10-Nov-15	16-Nov-15
11-Nov-15	16-Nov-15
12-Nov-15	16-Nov-15
13-Nov-15	16-Nov-15
16-Nov-15	23-Nov-15
17-Nov-15	23-Nov-15
18-Nov-15	23-Nov-15
19-Nov-15	23-Nov-15
20-Nov-15	23-Nov-15
23-Nov-15	30-Nov-15
24-Nov-15	30-Nov-15
25-Nov-15	30-Nov-15
27-Nov-15	30-Nov-15
30-Nov-15	7-Dec-15
1-Dec-15	7-Dec-15
2-Dec-15	7-Dec-15
3-Dec-15	7-Dec-15
4-Dec-15	7-Dec-15
7-Dec-15	14-Dec-15
8-Dec-15	14-Dec-15
9-Dec-15	14-Dec-15
10-Dec-15	14-Dec-15
11-Dec-15	14-Dec-15
14-Dec-15	21-Dec-15
15-Dec-15	21-Dec-15
16-Dec-15	21-Dec-15
17-Dec-15	21-Dec-15
18-Dec-15	21-Dec-15

(b)    any payments of Fractional Share Amounts in respect of any Expiration Dates and related Settlement Dates expected to settle as set forth in the Confirmations shall instead be aggregated and settle only on December 21, 2015.

(c)    Notwithstanding Section 3(a) above, if a dividend record date in respect of the Shares (a “Record Date”) occurs on any Expiration Date, such Record Date shall be the relevant Settlement Date for any Expiration Date occurring prior to such Record Date and for which a Settlement Date has not already occurred. For the avoidance of doubt, any Share Delivery Quantity that is delivered to Dealer on a Record Date pursuant to the preceding sentence shall be excluded from the calculation of the Share Delivery Quantity with respect to any Settlement Dates occurring after such Record Date.

(d)    For the avoidance of doubt, if a Record Date occurs on any Expiration Date, any Share Delivery Quantity that is to be delivered to Dealer on such Record Date pursuant to Section 3(a) and 3(c) above shall be considered Shares of record as of such Record Date, regardless of whether or not such Shares are actually delivered prior to the close of business on such Record Date. Any dividend payable to holders of Shares on such Record Date may be paid on the Share Delivery Quantity for such Record Date by the Company to the Dealer directly on the relevant dividend date.

4.    Notices. The parties hereby agree that the text of Part 7(b) of each of the Confirmations is deleted and replaced with the following:

Address for notices or communications to Dealer:

Notwithstanding anything to the contrary in the Agreement, all notices to Dealer in connection with the Transaction are effective only upon receipt of email message to [______________].

5. No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Confirmations shall remain in full force and effect, including, but not limited to, Dealer’s right to postpone in whole or in part Expiration Dates, Valuation Dates or Settlement Dates pursuant to the “Right to Extend” provisions, in which case exercise, valuation and settlement in respect of such postponed dates shall occur in accordance with the terms of the Confirmation.

6.    No Reliance. Each of Company and Dealer hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Amendment, that it has not relied on the other party or such other party’s affiliates in any respect in connection therewith, and that it will not hold the other party or such other party’s affiliates accountable for any such consequences.

7.    Counterparts.     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

8.    Governing Law. The provisions of this Amendment shall be governed by the laws of the State of New York law (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by email to [____________________].

Very truly yours,

[Dealer]
By:
Authorized Signatory
Name:

Accepted and confirmed
as of the date set forth above:

Kaiser Aluminum Corporation
By:
Authorized Signatory
Name:

[Signature Page to Amendment to Warrant Confirmations]